SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[  ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]    Definitive Proxy Statement

[  ]    Definitive Additional Materials

[  ]    Soliciting Material Pursuant to §240.14a-12

MANNING & NAPIER FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

MANNING & NAPIER

WE NEED YOUR

# VOTE

IMPORTANT PROXY INFORMATION

MANNING & NAPIER FUND, INC.

Core Bond Series

Disciplined Value Series

Equity Income Series

High Yield Bond Series

International Series

Pro-Blend® Conservative Term Series

Pro-Blend® Moderate Term Series

Pro-Blend® Extended Term Series

Pro-Blend® Maximum Term Series

Real Estate Series

Strategic Income Conservative Series

Strategic Income Moderate Series

Unconstrained Bond Series

[date]

Dear Shareholder,

You are receiving this letter and the accompanying Notice and Proxy Statement because of your investment in Class S Shares of one or more of the series of the Manning & Napier Fund, Inc. (the “Fund”) listed above (the “Series”).

We are seeking your approval for a proposal that, together with other changes, is expected to have either no effect on the expenses of the Series’ Class S shares, or, for the Class S shares of a number of Series, is expected to result in savings for shareholders, based on current asset levels.

A meeting of Class S shareholders of the Series will be held on [date], at the offices of Manning & Napier at 290 Woodcliff Drive, Fairport, NY 14450 at [9:00 a.m.] Eastern Time (the “Meeting”).

At the Meeting, Class S shareholders of each Series will be asked to approve the adoption of a Rule 12b-1 Distribution and Shareholder Services Plan (the “12b-1 Plan”) for the Class S Shares of the Series. If the 12b-1 Plan is approved by Class S shareholders of a Series, the current shareholder services fee paid by Class S Shares of the Series would be replaced with a distribution and/or shareholder services fee (“12b-1 fee”) payable at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares of the Series. At the same time, certain other changes to the fees and expenses of the Class S Shares of the Series will be made such that, at current asset levels, the net expenses of the Class S Shares of each Series are expected to stay the same or decrease.

More information about the 12b-1 Plan and the concurrent changes to the fees and expenses of the Class S Shares of the Series is contained in the accompanying Proxy Statement. Please review the Proxy Statement carefully and retain it for future reference.

The Board of Directors of the Fund unanimously approved the 12b-1 Plan, and recommends that you vote “FOR” the 12b-1 Plan.

Whether or not you plan to attend the Meeting, we need your vote. The 12b-1 Plan must be approved by the Class S shareholders of a Series before it can be implemented for the class. In the event that insufficient votes are received from Class S shareholders of a Series, the Meeting may be adjourned with respect to that Series to permit further solicitation of proxies.

Voting is quick and easy. Everything you need is enclosed. Please vote by Internet, phone, or mail today.

Thank you for taking the time to consider this important proposal and for your continuing investment.

Sincerely,

Michele T. Mosca

President, Chairman and Director

Manning & Napier Fund, Inc.

QUESTIONS AND ANSWERS

The following is a summary of certain information contained elsewhere in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully for more complete information.

Why did you send me this Proxy Statement?

You are receiving this Proxy Statement because you owned Class S Shares of one or more of the series of the Manning & Napier Fund, Inc. (the “Fund”) covered by the Proxy Statement (the “Series”) as of [XX] (the “Record Date”) and have the right to vote on the proposal described herein. This Proxy Statement contains information that shareholders should know before voting.

What am I being asked to vote on?

You are being asked to approve a Distribution and Shareholder Services Plan (the “12b-1 Plan”) for Class S Shares of the Series.

How does the Board of Directors of the Fund (the “Board”) suggest that I vote?

The Board unanimously approved the 12b-1 Plan, and recommends that shareholders vote “FOR” the 12b-1 Plan.

Is my vote important?

Yes. The 12b-1 Plan must be approved by the Class S shareholders of a Series before it can be implemented for the class. We need your vote to ensure that a quorum is reached and the 12b-1 Plan can be voted upon.

How do I vote?

You can vote in one of four ways:

•	By Internet (log on to the Internet site listed on your proxy card)
•	By phone (call the toll free number listed on your proxy card)
•	By mail (using the enclosed postage prepaid envelope)
•	In person at the shareholder meeting scheduled to occur at the offices of Manning & Napier, 290 Woodcliff Drive, Fairport, New York 14450, at [9:00 a.m.] Eastern Time, on [Day], [Date], 2018.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote. Please refer to the enclosed proxy card for easy instructions for voting by Internet, phone, or mail.

Why would adoption of the 12b-1 Plan benefit shareholders?

The 12b-1 Plan provides a method of paying for distribution, shareholder, and/or administrative services provided by the Fund’s distributor, Manning & Napier Investor Services, Inc., or financial intermediaries. The 12b-1 Plan would replace the Class S Shares’ current shareholder services plan, which cannot be used to pay for services primarily intended to result in the sale of Class S Shares. The 12b-1 Plan, therefore, has the potential to increase the assets of the Series, and lead to lower net expenses due to greater economies of scale and a wider range of investment opportunities. There can be no guarantee, however, that these potentials will be achieved.

What will be the effect of the 12b-1 Plan on the Class S Shares’ expenses?

If the 12b-1 Plan is approved by Class S shareholders of a Series, the current shareholder services fee paid by Class S Shares of the Series would be replaced with a distribution and/or shareholder services fee (“12b-1 fee”) payable at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares of the Series. At the same time, certain other changes to the fees and expenses of the Class S Shares of the Series will be made such that, at current asset levels, the net expenses of the Class S Shares of each Series are expected to stay the same or decrease.

What will happen if a Series’ Class S shareholders do not approve the 12b-1 Plan for their Series?

If the 12b-1 Plan is not approved by the Class S shareholders of a Series, the Board will take such action as it determines to be in the best interest of the Class S Shares of the Series, and may consider other alternatives, including retaining the current shareholder services fee for the class. The approval of the 12b-1 Plan for the Class S shares of one Series is not contingent on the approval of the 12b-1 Plan for the Class S shares of any other Series.

Whom should I call if I have questions?

For additional voting information, please call the Fund’s proxy solicitor toll-free at 1-800-581-5238. Representatives will be available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

MANNING & NAPIER FUND, INC.

Core Bond Series

Disciplined Value Series

Equity Income Series

High Yield Bond Series

International Series

Pro-Blend® Conservative Term Series

Pro-Blend® Moderate Term Series

Pro-Blend® Extended Term Series

Pro-Blend® Maximum Term Series

Real Estate Series

Strategic Income Conservative Series

Strategic Income Moderate Series

Unconstrained Bond Series

290 WOODCLIFF DRIVE

FAIRPORT, NEW YORK 14450

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [XX], 2018

Notice is hereby given that a meeting of Class S shareholders of the above referenced series (the “Series”) of Manning & Napier Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on [Day], [Date], 2018, beginning at [9:00 a.m.] Eastern Time (the “Meeting”).

At the Meeting, Class S shareholders of each Series will be asked to approve the adoption of a Rule 12b-1 Distribution and Shareholder Services Plan (“12b-1 Plan”) for the Class S Shares of their Series, and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof.

The attached Proxy Statement provides additional information about the Meeting. Shareholders of record of the Class S Shares of the Series as of the close of business on [XX] are entitled to vote at the Meeting and any adjournment(s) thereof. Each Class S Share of a Series is entitled to one vote, and a proportionate fractional vote for each fractional share.

Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail please complete, date, and sign the enclosed proxy card(s) and return it in the self-addressed, postage-paid envelope. If you return a properly executed proxy card by mail and no instructions are marked on the proxy card, the proxy will vote your shares for the adoption of the 12b-1 Plan. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. You may also vote by telephone or Internet, as follows:

To vote by telephone:

(1) Read the Proxy Statement and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card(s).

(3) Follow the simple instructions.

To vote by Internet

(1) Read the Proxy Statement and have your proxy card at hand.

(2) Go to the Internet address that appears on your proxy card(s).

(3) Follow the simple instructions.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card(s). Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business as may be properly brought before the Meeting or any adjournment(s) thereof.

If the necessary quorum to transact business or the vote required to approve the adoption of the 12b-1 Plan for the Class S Shares of any Series is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Series in accordance with applicable law to permit further solicitations of proxies.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting To Be Held on [XX], 2018.

The proxy statement is available at proxyonline.com/docs/manning&napier2018.pdf

For additional voting information, shareholders should call 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PLEASE RESPOND – WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU

TO SUPPORT THE BOARD OF DIRECTORS’ RECOMMENDATION

AND VOTE “FOR” THE ADOPTION OF THE 12B-1 PLAN.

By order of the Board of Directors,

Elizabeth Craig

Secretary

[XX]

MANNING & NAPIER FUND, INC.

Core Bond Series

Disciplined Value Series

Equity Income Series

High Yield Bond Series

International Series

Pro-Blend® Conservative Term Series

Pro-Blend® Moderate Term Series

Pro-Blend® Extended Term Series

Pro-Blend® Maximum Term Series

Real Estate Series

Strategic Income Conservative Series

Strategic Income Moderate Series

Unconstrained Bond Series

SPECIAL MEETING OF SHAREHOLDERS

To be held on [Day], [Date], 2018

PROXY STATEMENT

GENERAL

This Proxy Statement and enclosed proxy card(s) are being furnished to Class S shareholders of the above referenced series (the “Series”) of Manning & Napier Fund, Inc. (the “Fund”).

The Board of Directors of the Fund (the “Board”) is soliciting proxies from Class S shareholders for use at the Meeting of Shareholders, to be held at 290 Woodcliff Drive, Fairport, New York 14450, at [9:00 a.m.] Eastern Time, on [Day], [Date], 2018, and at any and all adjournments thereof (the “Meeting”).

The Board has fixed the close of business on [XX] as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) with respect to a Series if you owned Class S Shares of that Series at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about [XX].

At the Meeting, Class S shareholders of each Series will be asked to approve the adoption of a Rule 12b-1 Distribution and Shareholder Services Plan (“12b-1 Plan”) for the Class S Shares of their Series, and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. If the 12b-1 Plan is adopted by Class S shareholders of a Series, the current shareholder services fee paid by Class S Shares of the Series would be replaced with a new asset-based fee for distribution and/or shareholder services. The fee paid by a fund pursuant to this type of plan is commonly referred to as a “12b-1 fee.” The new 12b-1 fee under the 12b-1 Plan would be payable at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares of a Series, but would be fully offset by the elimination of the current shareholder services fee paid by the Class S Shares under the Class S Shareholder Services Plan (as defined below), a reduction in the investment management fees paid by the Series, and a reduction in the expense limitations for the Class S Shares of the Equity Income Series and Pro-Blend® Conservative Term Series. These changes will also reduce the fees incurred indirectly by the Strategic Income Conservative Series and Strategic Income Moderate Series (together, the “Strategic Income Series”) as a result of their investments in the Series and other series of the Fund (commonly referred to in mutual fund fee tables as “acquired fund fees and expenses” or “AFFE”). Accordingly, at current asset levels, the net expenses for Class S Shares of each Series are expected to stay the same or decrease as a result of the implementation of the 12b-1 Plan and the concurrent changes to the fees and expenses of the Class S Shares of the Series.

With respect to the Series that have a fiscal year end of October 31 (the “10/31 Series”), the following table compares the fees incurred by the Class S Shares of the Series during the fiscal year ended October 31, 2017 with the fees that the Class S Shares of the Series would have incurred during the period if the 12b-1 Plan and the concurrent changes to the fees and expenses of the Class S Shares of the Series had been in place throughout the period. With respect to the Series that have a fiscal year end of December 31 (the “12/31 Series”), the following table compares the annualized fees that the Class S Shares of the Series incurred during the semi-annual period ended June 30, 2017 with the annualized fees that the Class S Shares of the Series would have incurred during the period if the 12b-1 Plan and the concurrent changes to the fees and expenses of the Class S Shares of the Series had been in place throughout the period.

The 10/31 Series are the Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, and Disciplined Value Series. The 12/31

Series are the Core Bond Series, Equity Income Series, High Yield Bond Series, International Series, Real Estate Series, Strategic Income Conservative Series, Strategic Income Moderate Series, and Unconstrained Bond Series.

Series	Current Net Expenses	Pro-Forma Net Expenses	Pro-Forma Net Expenses Reduction
Core Bond Series	0.70%	0.63%	(0.07)%
Disciplined Value Series	0.82%	0.72%	(0.10)%
Equity Income Series	1.19%	1.12%	(0.07)%
High Yield Bond Series	0.91%	0.86%	(0.05)%
International Series	1.11%	1.11%	None
Pro-Blend Conservative Term Series	0.90%	0.86%	(0.04)%
Pro-Blend Moderate Term Series	1.09%	1.04%	(0.05)%
Pro-Blend Extended Term Series	1.09%	1.00%	(0.09)%
Pro-Blend Maximum Term Series	1.11%	1.05%	(0.06)%
Real Estate Series	1.11%	1.05%	(0.06)%
Strategic Income Conservative Series	0.87%	0.86%	(0.01)%
Strategic Income Moderate Series	0.94%	0.93%	(0.01)%
Unconstrained Bond Series	0.76%	0.64%	(0.12)%

For more information regarding the net expenses of the Class S Shares of the Series, please see “12b-1 Plan Impact on Net Expenses”, “Concurrent Changes Impacting Net Expenses,” and “Overall Impact on Expenses” below.

At a Board meeting held on August 24, 2017, the Board unanimously approved the 12b-1 Plan, and recommended that you vote “FOR” the 12b-1 Plan.

If the 12b-1 Plan is not approved by the Class S shareholders of a Series, the Board will take such action as it determines to be in the best interest of the Class S Shares of the Series, and may consider other alternatives, including retaining the current shareholder services fee for the class.

Your vote is important and we recommend that you read this Proxy Statement in its entirety to help you decide how to vote.

This Proxy Statement should be kept for future reference. The most recent annual and semi-annual reports, as applicable, for the Series have been sent to shareholders. If you would like to receive an additional copy of an annual or semi-annual report, as applicable, free of charge, visit the Fund’s web site at www.manning-napier.com/documents or call the Fund at 800-466-3863.

PROPOSAL: APPROVAL OF THE ADOPTION OF A

RULE 12b-1 DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Background

At a meeting duly called and held on August 24, 2017 (the “Board Meeting”), the Board considered and unanimously approved the adoption of the 12b-1 Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), for Class S Shares of the Series, subject to shareholder approval. The Board’s approval of the 12b-1 Plan included an affirmative vote by a majority of those Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the proposed 12b-1 Plan or any agreements related to it (the “Independent Directors”), cast in person at the meeting (which was called for the purpose of voting on the 12b-1 Plan).

At the Meeting, Class S shareholders of each Series will be asked to approve the adoption of the 12b-1 Plan for the Class S Shares of their Series. If the 12b-1 Plan is approved by Class S shareholders of a Series, the current shareholder services fee paid by Class S Shares of the Series would be replaced with a 12b-1 fee payable at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares of the Series. At the same time, certain other changes to the fees and expenses of the Class S Shares of the Series will be made such that, at current asset levels, the net expenses of the Class S Shares of each Series are expected to stay the same or decrease.

The terms of the 12b-1 Plan do not materially differ from those of a distribution and shareholder services plan currently in effect for other classes of the Fund with similar shareholder eligibility criteria. The 12b-1 Plan has the potential to increase the assets of the Series, and lead to lower net expenses due to greater economies of scale, and a wider range of investment opportunities. There can be no guarantee, however, that these potentials will be achieved.

If approved, the 12b-1 Plan will become effective with respect to a Series in the first half of 2018, and the name of the Class S Shares will be changed to Class K Shares to maintain consistency with other series of the Fund.

At the Board Meeting, the Board also approved a Non-Distribution Fee Arrangement (as described in “Concurrent Changes Impacting Net Expenses” below) for Class S Shares of the Series. The Non-Distribution Fee Arrangement does not require shareholder approval, and implementation of the Non-Distribution Fee Arrangement is not contingent on shareholder approval of the 12b-1 Plan. The Non-Distribution Fee Arrangement for Class S Shares of a Series would, however, be implemented concurrently with the 12b-1 Plan for the Class S Shares of the Series (if approved). The fees payable pursuant to the Non-Distribution Fee Arrangement will be offset by a reduction in the investment management fees paid by the Series (for Series other than the Strategic Income Series, which do not pay an investment management fee), and by a reduction in the AFFE paid by the Strategic Income Series. Accordingly, at current asset levels, the net expenses for Class S Shares of each Series are expected to stay the same or decrease as a result of the implementation of the Non-Distribution Fee Arrangement and the concurrent changes to the fees and expenses of the Class S Shares of the Series.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE 12B-1 PLAN.

Description of the 12b-1 Plan

The discussion of the 12b-1 Plan below is a summary of the 12b-1 Plan, a form of which is attached to this Proxy Statement as Appendix A. The terms of the 12b-1 Plan do not materially differ from those of a distribution and shareholder services plan currently in effect for other classes of the Fund with similar shareholder eligibility criteria. Set forth below is a summary of all material terms of the 12b-1 Plan. Although the summary below is qualified in its entirety by reference to the form of 12b-1 Plan, shareholders should still read the summary below carefully.

Payments

Pursuant to the 12b-1 Plan, Class S Shares of the Series would be subject to an annual distribution and/or shareholder services fee of up to 0.25% of the class’s average daily net assets. The 12b-1 Plan provides a method of paying for distribution, shareholder and/or administrative services provided by Manning & Napier Investor Services, Inc. (the “Distributor”), or financial intermediaries and other organizations, including affiliates of the Distributor, that enter into agreements with the Distributor (“Service Organizations”).

Generally, fees paid under the 12b-1 Plan will not be retained by the Distributor, but will instead be re-allowed to Service Organizations. The 12b-1 Plan and class structure of the Fund permit the Fund to allocate an amount of fees to a Service Organization based on the level of distribution and/or shareholder services it agrees to provide. The 12b-1 Plan is of the type known as a “compensation” plan. This means that payments under the 12b-1 Plan are made as described above regardless of the Distributor’s actual cost of providing the services. If the cost of providing the services under the 12b-1 Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the Distributor.

Services for Which Payments May Be Used

With respect to distribution services, the Distributor may use the fee payable pursuant to the 12b-1 Plan on any activities or expenses primarily intended to result in the sale of Class S Shares, including, but not limited to, (i) as compensation for the Distributor’s services in connection with distribution assistance; or (ii) as a source of payments to Service Organizations, such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and mutual fund supermarkets, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. Expenses and services for which the Distributor or Service Organization may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or Service Organization who engage in or support the distribution of Class S Shares, and preparing, printing and distributing sales literature and advertising materials and the printing of prospectuses, statements of additional information, and reports for other than existing shareholders.

With respect to shareholder services, the Distributor may provide, or enter into agreements with Service Organizations to provide, certain shareholder, administrative and non-distribution services for Class S shareholders, including, but not limited to: (i) maintaining shareholder accounts; (ii) responding to shareholder inquiries relating to the services performed by the Distributor and/or Service Organization; (iii) responding to inquiries from shareholders concerning their investment in the Series; (iv) assisting shareholders in changing dividend options, account designations and addresses; (v) providing information periodically to shareholders showing their position in the Series; (vi) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (viii) arranging for bank wires; (ix) providing sub-accounting services; (x) processing dividend payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund or the Distributor may reasonably request to the extent that the Service Organization is permitted to do so under applicable laws or regulations.

Duration, Termination and Board Reporting

The 12b-1 Plan would continue in effect for the Class S Shares of each Series for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan may be terminated with respect to the Class S Shares of a Series at any time without penalty by a vote of a majority of the outstanding voting securities of such Class S Shares or a majority of the Independent Directors.

Amendments and Board Reporting

The 12b-1 Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the 12b-1 Plan for the Class S Shares of a Series without the approval of shareholders holding a majority of the outstanding voting securities of such class. All material amendments to the 12b-1 Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Independent Directors. The 12b-1 Plan requires that written reports of amounts spent under the 12b-1 Plan and the purposes of such expenditures be furnished to and reviewed by the Board on a quarterly basis.

12b-1 Plan Impact on Net Expenses

If the 12b-1 Plan is adopted by Class S shareholders of a Series, the Class S Shares would pay a new asset-based fee for distribution and/or shareholder services at an annual rate of up to 0.25% of the average daily net assets of the Class S Shares. However, as discussed in more detail below, the new 12b-1 fee under the 12b-1 Plan will be fully offset by the elimination of the current shareholder services fee paid by the Class S Shares of the Series under the Class S Shareholder Services Plan, a reduction in the investment management fees paid by the Series, and a reduction in the expense limitations for the Class S Shares of the Equity Income Series and Pro-Blend® Conservative Term Series. Accordingly, at current asset levels, the net expenses for Class S Shares of each Series are expected to stay the same or decrease as a result of the implementation of the 12b-1 Plan and the concurrent changes to the fees and expenses of the Class S Shares of the Series.

Concurrent Changes Impacting Net Expenses

At the Board Meeting, the Board also approved the following concurrent changes to the fees and expenses of the Class S Shares of the Series. As a result of these changes, at current asset levels, the net expenses for Class S Shares of each Series are expected to stay the same or decrease.

SHAREHOLDERS ARE NOT BEING ASKED TO APPROVE THE CHANGES DISCUSSED BELOW.

Elimination of Current Shareholder Services Fee

The shareholder services fee currently payable by the Class S Shares of a Series pursuant to a shareholder services plan adopted by the Board (“Shareholder Services Plan”) will be eliminated in connection with the implementation of the 12b-1 Plan for the Class S Shares of the Series (if approved). The shareholder services fee payable under the Shareholder Services Plan may be used by the Class S Shares of the Series as payment to Manning & Napier Advisors, LLC, the investment advisor of the Series (the “Advisor”), and financial intermediaries for the provision of shareholder and/or administrative services to the Class S shareholders of the Series. Unlike the proposed 12b-1 fee under the 12b-1 Plan, the current Class S shareholder services fee cannot be used to compensate financial intermediaries for services primarily intended to result in the sale of the Series’ Class S Shares because Rule 12b-1 prohibits mutual funds from engaging, directly or indirectly, in the financing of any activity which is primarily intended to result in the sale of fund shares except pursuant to a written plan approved by shareholders (such as the 12b-1 Plan).

The current shareholder services fee for each Series (other than the Equity Income Series and Pro-Blend® Conservative Term Series, which are discussed below), is 0.25% of the average daily net assets of the Series’ Class S Shares. Therefore, the net expenses for the Class S Shares of each Series, except for the Equity Income Series and Pro-Blend® Conservative Term Series, will remain the same with the implementation of the 12b-1 Plan and the elimination of the shareholder services fee.

Non-Distribution Fee Arrangement

The Non-Distribution Fee Arrangement for Class S Shares of a Series would be implemented concurrently with the 12b-1 Plan for the Class S Shares of the Series (if approved). Implementation of the Non-Distribution Fee Arrangement, however, does not require shareholder approval, and is not contingent on shareholder approval of the 12b-1 Plan.

Pursuant to the Non-Distribution Fee Arrangement, sometimes referred to as a “sub-transfer agency fee arrangement,” the Class S Shares of each Series may pay Service Organizations for non-distribution related sub-transfer agency, administrative, sub-accounting, shareholder and non-distribution services in an amount not to exceed 0.15% of the average daily net assets of the Class S Shares of the Series. Any payments made pursuant to the Non-Distribution Fee Arrangement may be in addition to, rather than in lieu of, any fee payable under the 12b-1 Plan.

As discussed below, the fees payable pursuant to the Non-Distribution Fee Arrangement will be offset by a reduction in the investment management fees paid by the Series (for Series other than the Strategic Income Series, which do not pay an investment management fee), and by a reduction in the AFFE paid by the Strategic Income Series. Accordingly, at current asset levels, the net expenses for Class S Shares of each Series are expected to stay the same or decrease as a result of the implementation of the Non-Distribution Fee Arrangement and the concurrent changes to the fees and expenses of the Class S Shares of the Series.

Reductions in Investment Management Fees in Connection with the Non-Distribution Fee Arrangement

For each Series (other than the Strategic Income Series, which are discussed below), the investment management fees paid by the Series will be reduced by 0.15% in connection with the implementation of the Non-Distribution Fee Arrangement. Therefore, the net expenses for the Class S Shares of each Series, except for the Strategic Income Series, will not increase with the implementation of the Non-Distribution Fee Arrangement and the reduction in the Series’ investment management fees. In fact, at current asset levels, the net expenses of the Class S Shares of many of the Series are expected to decrease as a result of these changes, because the investment management fee reduction is expected to exceed the amount of payments made by the Class S Shares of the Series pursuant to the Non-Distribution Fee Arrangement.

Additional Reductions in Investment Management Fees and Expense Limitations for the Equity Income Series and Pro-Blend® Conservative Term Series

If the 12b-1 Plan is approved by the Class S shareholders of the Equity Income Series and Pro-Blend® Conservative Term Series, the current shareholder services fee of 0.20% paid by the Class S Shares of the Series will be eliminated and replaced by a 0.25% 12b-1 fee. In addition, the investment management fees for the Series will be reduced by a total of 0.20% (0.05% to offset the difference between the current shareholder services fee for the Class S Shares of the Series and the amount that would be payable by the Class S Shares of the Series pursuant to the 12b-1 Plan, and 0.15% to offset the implementation of the Non-Distribution Fee Arrangement). Accordingly, the 12b-1 Plan and the Non-Distribution Fee Arrangement will not increase the current operating expenses of the Class S Shares of the Equity Income Series and Pro-Blend® Conservative Term Series. Additionally, because the investment management fees, unlike the shareholder services fees and 12b-1 fees, are included in the Series’ expense limitations, the Advisor has agreed to reduce the Class S Shares expense limitation for the Equity Income Series and Pro-Blend® Conservative Term Series by 0.05% so that the current net expenses for the Class S Shares of the Series will not increase as a result of the 12b-1 Plan and the Non-Distribution Fee Arrangement.

Changes to Expense Limitations and Acquired Fund Fees and Expenses of the Strategic Income Series

As discussed above, the fee payable pursuant to the 12b-1 Plan for the Class S Shares of the Strategic Income Series (if approved) will be offset by the elimination of the shareholder services fee for the Class S Shares of the Series. In connection with the implementation of the Non-Distribution Fee Arrangement for the Class S Shares of the Strategic Income Series, however, the expense limitations for the Class S Shares of the Series will increase by 0.15%. Nevertheless, at current asset levels, the net expenses of the Class S Shares of the Strategic Income Series are expected to decrease as a result of the implementation of the Non-Distribution Fee Arrangement, because the AFFE paid by the Series, which are excluded from the Series’ expense limitations, are expected to decrease by more than 0.15% (the expected increase in the net expenses of the Class S Shares of the Series, excluding AFFE, as a result of the increases in the Series’ expense limitations). The amount of AFFE incurred by each Strategic Income Series is expected to decrease because the Strategic Income Series invest in Series (in addition to other series of the Fund) that will have their investment management fees reduced as discussed above, and will invest in classes of such series that are not subject to the Non-Distribution Fee Arrangement.

Overall Impact on Expenses

With respect to the 10/31 Series, the tables below summarize how the total operating expenses (before and after waivers) of the Class S Shares of each Series for the fiscal year ended October 31, 2017 would have changed if the 12b-1 Plan and the Non-Distribution Fee Arrangement had been in place throughout the period. With respect to the 12/31 Series, the tables below summarize how the total annualized operating expenses (before and after waivers) of the Class S Shares of each Series for the semi-annual period ended June 30, 2017 would have changed if the 12b-1 Plan and the Non-Distribution Fee Arrangement had been in place throughout the period. The tables below assume (i) the elimination of the Class S shareholder services fee; (ii) the decreases in the investment management fees for the Series, as applicable, and (iii) the changes in the expense limitations for the Class S Shares of the Series, as applicable. The tables in Appendix B provide a more detailed comparison of the current and “pro-forma” operating expenses (before and after waivers) of the Class S Shares of each Series, based on the periods described above.

The expense limitations reflected in the tables below, and in Appendix B, will continue until at least February 28, 2019, with respect to the 10/31 Series, and will continue until at least April 30, 2019, with respect to the 12/31 Series.

Change in:	Core Bond Series	Disciplined Value Series	High Yield Bond Series	International Series	Pro-Blend Moderate Term Series	Pro-Blend Extended Term Series	Pro-Blend Maximum Term Series	Real Estate Series	Unconstrained Bond Series
Distribution Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Services Fees	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Non-Distribution Fees	0.02%	0.05%	0.03%	0.11%	0.10%	0.06%	0.09%	0.09%	0.03%
Management Fees	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	(0.13)%	(0.10)%	(0.12)%	(0.04)%	(0.05)%	(0.09)%	(0.06)%	(0.06)%	(0.12)%
Fee Waivers and Expense Reimbursements	0.06%*	None	0.07%*	0.04%*	None	None	None	None	None
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	(0.07)%	(0.10)%	(0.05)%	None	(0.05)%	(0.09)%	(0.06)%	(0.06)%	(0.12)%

* The total impact of all fee changes shown in the chart is expected to reduce the amount of the Advisor’s obligation to waive Class S fees and/or reimburse Class S expenses.

Change in:	Equity Income Series†	Pro-Blend Conservative Term Series†
Distribution Fees	0.25%	0.25%
Shareholder Services Fees	(0.20)%	(0.20)%
Non-Distribution Fees	0.01%	0.11%
Management Fees	(0.20)%	(0.20)%
Total Annual Fund	(0.14)%	(0.04)%

Operating Expenses Before Fee Waivers and Expense Reimbursements
Fee Waivers and Expense Reimbursements	0.07%*	None
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	(0.07)%	(0.04)%

* The total impact of all fee changes shown in the chart is expected to reduce the amount of the Advisor’s obligation to waive Class S fees and/or reimburse Class S expenses.

† The 0.05% reduction in the expense limitation for the Class S Shares of the Series is not reflected in the table because, due to the exclusion of shareholder services fees and 12b-1 fees from the expense limitation, the effective expense limitation for the Class S Shares of the Series will not change.

Change in:	Strategic Income Conservative Series	Strategic Income Moderate Series
Distribution Fees	0.25%	0.25%
Shareholder Services Fees	(0.25)%	(0.25)%
Non-Distribution Fees	0.03%	0.02%
Change in Acquired Fund Fees and Expenses (AFFE)	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	(0.13)%	(0.14)%
Fee Waivers and Expense Reimbursements	0.12%*	0.13%*
Total Annual Fund	(0.01)%	(0.01)%

Operating Expenses After Fee Waivers and Expense Reimbursements

* Includes 0.15% increase in the expense limitation for the Class S Shares of the Series.

The net expenses for the Class S Shares of a Series will not necessarily always be lower than the current net expenses for such Class S Shares because fees and expenses can increase in the future for a variety of reasons and not all fees and expenses are covered by the expense limitations (as noted above). In addition, the expense limitations may be raised or discontinued after their contractual terms. However, the investment management fees and the 12b-1 fees may not be increased without shareholder approval, and the expense limitations will continue until at least February 28, 2019, with respect to the 10/31 Series, and will continue until at least April 30, 2019, with respect to the 12/31 Series.

Board Considerations in Approving the 12b-1 Plan

At a meeting held on August 24, 2017, the Board considered whether to approve the adoption of the 12b-1 Plan for the Class S Shares of the Series. In preparation for the meeting, the Directors requested that the Distributor furnish information necessary to evaluate the terms of the 12b-1 Plan. The Directors used this information, as well as other information that the Distributor and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the 12b-1 Plan for the Class S Shares of the Series.

At the Board meeting, the Board, including the Independent Directors, based on their evaluation of the information provided by the Distributor and other service providers of the Fund, unanimously concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Series and its shareholders, and agreed to approve the adoption of the 12b-1 Plan for the Class S Shares of the Series, and recommend the approval of the 12b-1 Plan to the Series’ Class S shareholders. In making such determinations, the Board considered a number of factors, including, but not limited to, the following:

•	The fee payable pursuant to the 12b-1 Plan is reasonable in light of the nature and quality of the services expected to be provided pursuant to the 12b-1 Plan.

•

The 12b-1 Plan would replace the Shareholder Services Plan, and would not increase the net expenses of the Class S Shares of the Series because the Advisor has agreed to reduce its investment management fees, and reduce the Class S Shares expense limitations, by any difference between the current shareholder services fee for the Class S Shares of a Series and the amount that would be payable by the Class S Shares of the Series pursuant to the 12b-1 Plan.

•

The 12b-1 Plan has the potential to increase the assets of the Series, and lead to lower net expenses due to greater economies of scale, and a wider range of investment opportunities. There can be no guarantee, however, that these potentials will be achieved.

•

The fees payable pursuant to the 12b-1 Plan are generally expected to be re-allowed to various financial intermediaries, as opposed to being retained by the Distributor or any other affiliate of the Advisor. If the Distributor’s actual cost of providing the services under the 12b-1 Plan is less than the payments received, however, the unexpended portion of the fees may be retained as profit by the Distributor.

•

The terms of the 12b-1 Plan do not materially differ from those of a distribution and shareholder services plan currently in effect for other classes of the Fund with similar shareholder eligibility criteria.

•

The Board will review, at least quarterly, a written report of amounts expended pursuant to the 12b-1 Plan and the purposes for which such expenditures were made, and, in its annual review of the 12b-1 Plan, the Board will consider the continued appropriateness of the 12b-1 Plan, including the level of payments provided for therein.

•

The Advisor will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, Internet or telephone.

In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Director may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE 12B-1

PLAN.

ADDITIONAL INFORMATION

Voting Information

Each Class S Share of the Series is entitled to one vote, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Fund, 290 Woodcliff Drive, Fairport New York 14450 Attention: Secretary), by executing a proxy bearing a later date, or by attending and voting at the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the adoption of the 12b-1 Plan.

For additional voting information, shareholders should call 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Quorum

The presence at the Meeting, in person or by proxy, of shareholders holding one-third of the total number of votes entitled to be cast by Class S shareholders of a Series shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Series.

Required Vote

The 12b-1 Plan must be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Class S Shares of a Series. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. Class S Shares of each Series will vote separately on the 12b-1 Plan. Approval of the 12b-1 Plan for the Class S Shares of one Series is not contingent on the approval of the 12b-1 Plan for the Class S Shares of any other Series.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes,” however, will have the effect of a vote against the approval of the 12b-1 Plan, because an absolute percentage of affirmative votes is required to approve the 12b-1 Plan.

The Fund may request that selected brokers or nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

Adjournment

In the event that a quorum to transact business or the vote required to approve the adoption of the 12b-1 Plan for the Class S Shares of any Series is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the 12b-1 Plan for any Series, the persons named as proxies will vote in favor of such adjournment with respect to any proxies which they are entitled to vote in favor of the 12b-1 Plan and will vote against any such adjournment with respect to any proxies which they are required to vote against the 12b-1 Plan, provided that “broker non-votes” and abstentions will be disregarded for this purpose.

Outstanding Class S Shares of each Series

As of the Record Date, the following numbers of Class S Shares of each Series were outstanding:

Series	Number of Shares Outstanding
Core Bond Series	[TO BE ADDED]
Disciplined Value Series
Equity Income Series
High Yield Bond Series
International Series
Pro-Blend® Conservative Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series
Pro-Blend® Moderate Term Series
Real Estate Series
Strategic Income Conservative Series
Strategic Income Moderate Series
Unconstrained Bond Series

Voting Authority of the Advisor

Certain separate account clients of the Advisor have delegated proxy voting responsibility to the Advisor pursuant to the terms of their investment advisory agreements with the Advisor. Accordingly, the Advisor has the authority to vote on behalf of these separate account clients the shares held by these clients in the various series of the Fund.

The Advisor will vote any shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures. Pursuant to the Advisor’s proxy voting procedures, with respect to proxies solicited by a Series held by separate account clients for which the Advisor has proxy voting responsibility, the Advisor’s Proxy Policy Committee (the “Proxy Committee”) will determine if any material conflicts of interest arise with respect to the Advisor voting the proxy, and, if it determines that no such conflicts arise, the proxy is voted in accordance with the determination of the Proxy Committee.

The Proxy Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to the Advisor voting on the adoption of the 12b-1 Plan, and that the proxies with respect to shares held by separate account clients for which the Advisor has proxy voting responsibility should be voted for the adoption of the 12b-1 Plan. In reaching its conclusions, the Proxy Committee considered a number of factors, including (i) the fact that the Board unanimously concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Class S shareholders, (ii) the fact that, at current asset levels, the net expenses for Class S Shares of each Series are expected to stay the same or decrease as a result of the implementation of the 12b-1 Plan and the concurrent changes to the fees and expenses of the Class S Shares of the Series, and (iii) the fact that the fees that would be paid by the Series to the Distributor pursuant to the 12b-1 Plan are generally expected to be re-allowed to various financial intermediaries, as opposed to being retained by the Distributor or any other affiliate of the Advisor. The Proxy Committee noted, however, that if the Distributor’s actual cost of providing the services under the 12b-1 Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the Distributor, and that such amounts will be reported to, and reviewed by, the Board. The Proxy Committee also noted that any growth in the Series’ assets would benefit the Advisor through increased management and administration fees.

The table below provides the outstanding Class S Shares of each Series for which the Advisor was believed to possess voting authority as of the Record Date. As shown in the table below, the Advisor has the ability to control whether the adoption of the 12b-1 Plan is approved for the [INSERT NAMES OF SERIES].

Name of Series	Number of Shares	Percentage of the Class
Core Bond Series	[TO BE ADDED]
Disciplined Value Series

Equity Income Series
High Yield Bond Series
International Series
Pro-Blend® Conservative Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series
Pro-Blend® Moderate Term Series
Real Estate Series
Strategic Income Conservative Series
Strategic Income Moderate Series
Unconstrained Bond Series

Other Matters

The Board is not aware of any matters that will be presented for action at the Meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment.

Ownership of the Series

Appendix C sets forth the persons who owned of record, or were know by the Fund to own beneficially, more than 5% of the Class S Shares of a Series as of the Record Date. On that date, the Board and officers of the Fund as a group beneficially owned less than 1% of the outstanding Class S Shares of each Series.

Cost and Method of Proxy Solicitation

The Advisor will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, Internet or telephone. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund and its affiliates, who will not be paid for these services, and/or by AST Fund Solutions, LLC (the “Solicitor”), a professional proxy solicitor retained by the Fund for an estimated fee for solicitation services of $110,000, plus out-of-pocket expenses. Pursuant to this arrangement, the Solicitor has agreed to manage the proxy mailing and solicitation process, and to contact shareholders, banks, brokers, nominees and other fiduciaries to secure votes on the proposal. Banks, brokers, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Fund may reimburse banks, brokers, nominees and other fiduciaries for postage and reasonable expenses incurred by them in forwarding of the proxy materials to beneficial owners.

Service Providers

Investment Advisor and Administrator

Manning & Napier Advisors, LLC serves as the investment advisor to the Fund. The Advisor is located at 290 Woodcliff Drive, Fairport, New York 14450.

The Advisor also serves as the Fund’s accounting services agent and provides administration services to the Fund and its Series. The Advisor has contracted with BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, to provide sub-accounting and sub-administration services to each Series of the Fund.

Distributor

Manning & Napier Investor Services, Inc. acts as the distributor of Fund shares and is located at the same address as the Advisor.

Material Interests of Directors

Michele T. Mosca, Interested Director of the Fund, also serves as the President of the Distributor and a Managing Director of the Advisor, and may be considered to have a material interest in the adoption of the 12b-1 Plan as a result of her compensation arrangements with the Distributor and the Advisor.

Submission of Shareholder Proposals

The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at the following address: 290 Woodcliff Drive, Fairport, New York 14450. Proposals must be received at a reasonable time prior to the date of a shareholder meeting to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

By order of the Board of Directors,

Elizabeth Craig, Secretary

[XX]

INDEX OF APPENDICES

APPENDIX A	FORM OF DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

APPENDIX B	ANNUAL OPERATING EXPENSES

APPENDIX C	SHARE OWNERSHIP

APPENDIX A

FORM OF DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

WHEREAS, Manning & Napier Fund, Inc. (the “Company”) is engaged in business as an open-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”), and the Company offers for sale shares of common stock of the Company (“Shares”) that are designated and classified into one or more distinct portfolios of the Company, and Shares of such portfolios may be further divided into one or more classes;

WHEREAS, the Company desires to compensate Manning & Napier Investor Services, Inc., the Company’s principal underwriter (the “Distributor”) and/or Service Organizations (as defined below), for (a) offering Shares of each of the classes of the portfolios of the Company listed on Exhibit A attached hereto (each, a “Class” and, collectively, the “Classes,” and each, a “Fund” and, collectively, the “Funds”); and (b) providing the services described herein to persons (the “Shareholders”) who from time to time beneficially own Shares of such Classes;

WHEREAS, the Board of Directors of the Company has determined that there is a reasonable likelihood that this Amended and Restated Distribution and Shareholder Services Plan (the “Plan”) will benefit the Company and the Shareholders of each of the Classes and Funds;

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of the Company must adopt a plan under which the Distributor will provide the distribution services stated in Section 2; and

WHEREAS, the Board of Directors of the Company wishes to adopt a plan under which the Distributor will provide or cause to be provided to Shareholders some or all of the service activities stated in Section 2.

NOW, THEREFORE, the Board of Directors of the Company hereby adopts the following Plan.

Section 1. The Company has adopted this Plan to enable the Company to directly or indirectly bear expenses primarily intended to result in the sale of Shares of each Class of the Funds, including payments relating to the distribution of the Shares of each Class of the

Funds and for the provision of the service activities stated in Section 2 to the Shareholders of each Class of the Funds.

Section 2. With respect to each Class of the Funds, the Company will pay the Distributor a fee up to the amount set forth in Exhibit A for distribution services and service activities. With respect to distribution services, the Distributor may use this fee on any activities or expenses primarily intended to result in the sale of Shares of each Class of the Funds, including, but not limited to, (i) as compensation for the Distributor’s services in connection with distribution assistance; or (ii) as a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

With respect to service activities, the Distributor may use payments under this aspect of the Plan to provide or enter into agreements with organizations, including affiliates of the Distributor (referred to herein as “Service Organizations”), who will provide shareholder and/or administrative services or similar non-distribution services. Such services include, but are not limited to: (i) maintaining accounts relating to Shareholders that invest in Shares of the Classes of the Funds; (ii) arranging for bank wires; (iii) responding to Shareholder inquiries relating to the services performed by Distributor and/or Service Organizations; (iv) responding to inquiries from Shareholders concerning their investment in Shares of the Classes of the Funds; (v) assisting Shareholders in changing distribution options, account designations and addresses; (vi) providing information periodically to Shareholders showing their position in Shares of the Classes of the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to Shareholders; (viii) processing purchase, exchange and redemption requests from Shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Shares of the Classes of the Funds beneficially owned by Shareholders; (x) processing dividend and capital gain distribution payments from the Funds on behalf of Shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds or the Distributor may reasonably request to the extent that the Service Organization is permitted to do so under applicable laws or regulations. The Distributor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor and/or Service Organizations’ affiliates and subsidiaries as compensation for such services..

Section 3. Of the total compensation authorized under the Plan for each Class, such Class may pay the Distributor for the service activities stated in Section 2 and other activities covered by the definition of “service fee” contained in FINRA Rule 2341, or any subsequent amendments to such definition, in an amount up to twenty-five basis points (0.25%) of the average daily net assets of the Class. Further, with respect to each Class, aggregate fees paid to the Distributor under the Plan pursuant to Section 2 above shall not exceed seventy-five basis points (0.75%) for the distribution services. The amount of the fees in Exhibit A shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine, and such fees are based on the percentage of a Fund’s average daily net assets attributable to the relevant Class.

Section 4. This Plan shall not take effect with respect to any Class of Shares of a Fund until it has been approved (a) together with any related agreements, by votes of the majority of both (i) the Directors of the Company and (ii) the Qualified Directors, cast in person at a Board of Directors meeting called for the purpose of voting on this Plan or such agreement, and, if adopted after the public offering of Shares of such Class, (b) by a vote of at least a majority of the outstanding voting securities of such Class.

Section 5. With respect to each Class of a Fund, this Plan shall continue in effect for a term of one year. Thereafter, this Plan shall continue in effect for each Class of a Fund for so long as its continuance is specifically approved at least annually in the manner provided in Part (a) of Section 4 for the approval of this Plan.

Section 6. With respect to each Class of a Fund, this Plan may be terminated at any time by the vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of such Class.

Section 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (i) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Directors or by the vote of a majority of the outstanding voting securities of the relevant Class(es), on not more than 60 days written notice to any other party to the agreement; and (ii) that such agreement shall terminate automatically in the event of its assignment.

Section 8. With respect to each Class of a Fund, this Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof without the approval of Shareholders holding a majority of the outstanding voting securities of such Class, and all material amendments to this Plan shall be approved in the manner provided in Part (a) of Section 4 for the approval of this Plan.

Section 9. The Distributor shall provide to the Directors of the Company, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

Section 10. As used in this Plan, (i) the term “Qualified Director” shall mean those Directors of the Company who are not interested persons of the Company, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (ii) the terms “assignment,” “interested person” and “majority of the outstanding voting securities” shall have their respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11. While this Plan is in effect, the selection and nomination of those Directors who are not interested persons of the Company shall be committed to the discretion of the Directors then in office who are not interested persons of the Company.

Section 12. The Company shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Section 9 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

Section 13. This Plan shall not obligate the Company or any other party to enter into an agreement with any particular person.

EXHIBIT A

Fee Schedule

Subject to the limitations imposed by Section 3 of the Plan and FINRA Rule 2341, the current level of fees payable to the Distributor pursuant to Section 2 of the Plan are set forth below.

Funds and Class	Maximum Fees for Distribution Services and Service Activities
Core Bond Series – Class S (to be re-named Class K)	0.25%
Disciplined Value Series – Class S (to be re-named Class K)	0.25%
Equity Income Series – Class S (to be re-named Class K)	0.25%
High Yield Bond Series – Class S (to be re-named Class K)	0.25%
International Series – Class S (to be re-named Class K)	0.25%
Pro-Blend® Conservative Term Series – Class S (to be re-named Class K)	0.25%
Pro-Blend® Extended Term Series – Class S (to be re-named Class K)	0.25%
Pro-Blend® Maximum Term Series – Class S (to be re-named Class K)	0.25%
Pro-Blend® Moderate Term Series – Class S (to be re-named Class K)	0.25%
Real Estate Series – Class S (to be re-named Class K)	0.25%
Strategic Income Conservative Series – Class S (to be re-named Class K)	0.25%
Strategic Income Moderate Series – Class S (to be re-named Class K)	0.25%
Unconstrained Bond Series – Class S (to be re-named Class K)	0.25%

APPENDIX B

ANNUAL OPERATING EXPENSES

Core Bond Series – Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.40%	0.25%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.36%	0.13%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.11%	0.13%[1]
Total Annual Fund Operating Expenses	0.76%	0.63%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.06)%	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.63%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.02% of the average daily net assets of the Class S Shares.
[2]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees and Distribution and Service (12b-1) Fees, do not exceed 0.45% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation for the period described in the footnote to the fee table). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$72	$237	$416	$937
Pro Forma	$64	$202	$351	$786

Disciplined Value Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.45%	0.30%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.37%	0.17%
Shareholder Services Fee	0.25%	None
Remainder of Other Expenses	0.12%	0.17%[1]
Total Annual Fund Operating Expenses	0.82%	0.72%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.05% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$84	$262	$455	$1,014
Pro Forma	$74	$230	$401	$894

Equity Income Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.65%	0.45%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.37%	0.18%
Shareholder Services Fees	0.20%	None
Remainder of Other Expenses	0.17%	0.18%[1]
Acquired Fund Fees and Expenses (AFFE)	0.24%	0.24%
Total Annual Fund Operating Expenses	1.26%	1.12%
Less Fee Waivers and/or Expense Reimbursements	(0.07)%[2]	None[3]

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.19%	1.12%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.01% of the average daily net assets of the Class S Shares.

[2]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees, do not exceed 0.75% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.
[3]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.70% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitations for the periods described in the footnotes to the fee table). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$121	$393	$685	$1,516
Pro Forma	$114	$356	$617	$1,363

High Yield Bond Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.55%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.42%	0.20%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.17%	0.20%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.98%	0.86%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.07)%	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	0.86%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.03% of the average daily net assets of the Class S Shares.
[2]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees and Distribution and Service (12b-1) Fees, do not exceed 0.65% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation for the period described in the footnote to the fee table). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$93	$305	$535	$1,195
Pro Forma	$88	$274	$477	$1,061

International Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.41%	0.27%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.16%	0.27%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.17%	1.13%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.06)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.11%	1.11%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.11% of the average daily net assets of the Class S Shares.
[2]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees and Distribution and Service (12b-1) Fees, do not exceed 0.85% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation for the period described in the footnote to the fee table). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$113	$366	$638	$1,415
Pro Forma	$113	$357	$620	$1,373

Pro-Blend Conservative Term Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.60%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.18%
Shareholder Services Fees	0.20%	None
Remainder of Other Expenses	0.07%	0.18%[1]
Acquired Fund Fees and Expenses (AFFE)	0.03%	0.03%
Total Annual Fund Operating Expenses	0.90%	0.86%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.11% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$92	$287	$498	$1,108
Pro Forma	$88	$274	$477	$1,061

Pro-Blend Moderate Term Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.33%	0.18%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.08%	0.18%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.09%	1.04%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.10% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$111	$347	$601	$1,329
Pro Forma	$106	$331	$574	$1,271

Pro-Blend Extended Term Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.33%	0.14%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.08%	0.14%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.09%	1.00%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.06% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$111	$347	$601	$1,329
Pro Forma	$102	$318	$552	$1,225

Pro-Blend Maximum Term Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.75%	0.60%

Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.35%	0.19%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.10%	0.19%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	1.05%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.09% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$113	$353	$612	$1,352
Pro Forma	$107	$334	$579	$1,283

Real Estate Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.75%	0.60%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.35%	0.19%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.10%	0.19%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	1.05%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.09% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$113	$353	$612	$1,352
Pro Forma	$107	$334	$579	$1,283

Strategic Income Conservative Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.75%	0.53%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.50%	0.53%[1]
Acquired Fund Fees and Expenses (AFFE)	0.57%	0.41%
Total Annual Fund Operating Expenses	1.32%	1.19%
Less Fee Waivers and/or Expense Reimbursements	(0.45)%[2]	(0.33)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.87%	0.86%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.03% of the average daily net assets of the Class S Shares.
[2] The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees, do not exceed 0.05% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.
[3]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.20% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitations for the periods described in the footnotes to the fee table). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$89	$374	$680	$1,551
Pro Forma	$88	$345	$623	$1,414

Strategic Income Moderate Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	None	None
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.67%	0.44%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.42%	0.44%[1]
Acquired Fund Fees and Expenses (AFFE)	0.64%	0.48%
Total Annual Fund Operating Expenses	1.31%	1.17%
Less Fee Waivers and/or Expense Reimbursements	(0.37)%[2]	(0.24)%[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%	0.93%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.02% of the average daily net assets of the Class S Shares.
[2]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Shareholder Services Fees, do not exceed 0.05% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.
[3]The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of Class S Shares, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.20% of the average daily net assets of the Class S Shares. This contractual waiver will continue until at least April 30, 2019 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses, and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitations for the periods described in the footnotes to the fee table). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$96	$379	$683	$1,547
Pro Forma	$95	$348	$621	$1,399

Unconstrained Bond Series - Class S

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current	Pro-Forma
Management Fees	0.45%	0.30%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.30%	0.08%
Shareholder Services Fees	0.25%	None
Remainder of Other Expenses	0.05%	0.08%[1]
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.76%	0.64%
[1] Includes fees payable pursuant to the Non-Distribution Fee Arrangement of 0.03% of the average daily net assets of the Class S Shares.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$78	$243	$422	$942
Pro Forma	$65	$205	$357	$798

APPENDIX C

SHARE OWNERSHIP

Name and Address	Shares Owned	Percentage of Class

[TO BE ADDED]

C-1

PROXY CARD MANNIG & NAPIER SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER’S REGISTRATION PRINTED HERE***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-800-581-5238 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910[FUND NAME INSERTED HERE] A SERIES OF MANNING & NAPIER FUND, INC. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE DATE DATE DATE] The undersigned, revoking prior proxies, hereby appoints Elizabeth Craig as attorney-in-fact and proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, at [10:00 a.m.] Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-581-5238. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [Date]. The proxy statement for this meeting is available at: proxyonline.com/docs/manningandnapier2018.pdf PROXY CARD PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] [FUND NAME INSERTED HERE]

[FUND NAME INSERTED HERE] YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of the Notice of Meeting and accompanying Proxy Statement for the Special Meeting of Shareholders. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATEThis proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 1. To approve the adoption of a Rule 12b-1 Distribution and Shareholder Services Plan for the Class S Shares of the Fund. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]